UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2007

BLACK HAWK EXPLORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-131048
(Commission File Number)

N/A
(IRS Employer Identification No.)

8391 Beverly Blvd., #305 Los Angeles, CA 90048
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: 323-275-8475

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 21, 2007 Andrew von Kursell resigned as our president and director. Garrett Ainsworth, a current director was appointed as our new president.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 24, 2007

BLACK HAWK EXPLORATION

/s/ Garrett Ainsworth
Garrett Ainsworth,
President & Director